Exhibit 2


                 Certification Pursuant to 18 U.S.C. Sec. 1350
                (Section 906 of the Sarbanes-Oxley Act of 2002)


         In connection with the filing by CADENCE RESOURCES CORPORATION (the "Company") of the Quarterly Report on Form 10-QSB for the period ending December 31, 2004 (the "Report"), each of the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ Howard Crosby
                                          ------------------------
                                          Howard Crosby
                                          President and Chief Executive Officer


                                          /s/ John P. Ryan
                                          ------------------------
                                          John P. Ryan
                                          Treasurer and Chief Financial Officer